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                                                                   EXHIBIT 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


                  As independent public accountants, we hereby consent to the incorporation by reference in the Form S-3 filed by EastGroup Properties of our report to the Board of Directors of Copley Properties, Inc. dated March 15, 1996 included in EastGroup's current report on Form 8-K dated June 19, 1996 and to all references to our Firm included in this registration statement.


                                                  ARTHUR ANDERSEN LLP



August 7, 1996
Boston, Massachusetts